ARTICLES SUPPLEMENTARY

                                       OF

                         PRINCIPAL INVESTORS FUND, INC.

      Principal Investors Fund, Inc., a Maryland Corporation having its principal office in this state in Baltimore City, Maryland (hereinafter called the Corporation), hereby certifies to the State Department of Assessments and Taxation of Maryland, that:

     FIRST: On the 11th day of December, 2000, a resolution was unanimously approved by the Board of Directors, in accordance with Section 2-105(c) of Maryland General Corporation Law, authorizing amendment to the Articles of Incorporation of this Corporation. The purpose of said Amendment is to increase the number of shares of stock of the Corporation from four billion eight hundred million (4,800,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of forty-eight million dollars ($48,000,000) to six billion eight hundred ninety million (6,890,000,000) shares, of the par value of one cent ($0.01) each and of the aggregate par value of sixty-eight million nine hundred thousand dollars ($68,900,000). The shares shall be designated as follows:

 =============================================== =========== ===================
                       Series                       Class     Number of Shares
 =============================================== =========== ===================
      International Emerging Markets Portfolio        D            100,000,000
 ----------------------------------------------- ----------- -------------------
 International Securities Portfolio                   D            100,000,000
 ----------------------------------------------- ----------- -------------------
 ----------------------------------------------- ----------- -------------------
 International SmallCap Portfolio                     D            100,000,000
 ----------------------------------------------- ----------- -------------------
 Mortgage-Backed Securities Portfolio                 D            100,000,000
 =============================================== =========== ===================

=============================== ======================= =======================
                    Fund                Class              Number of Shares
=============================== ======================= =======================
Balanced                        Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
Bond & Mortgage Securities      Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
European Equities               Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
Government Securities           Select                           25,000,000
                                ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ----------------------- -----------------------
                                ----------------------- -----------------------
High Quality Intermediate-Term  Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
High Quality Long-Term Bond     Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
High Quality Short-Term Bond    Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
International I                 Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
International II                Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
International Emerging Markets  Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
International SmallCap          Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
LargeCap Blend                  Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
LargeCap Growth                 Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
LargeCap S&P 500 Index          Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
LargeCap Value                  Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
LifeTime Income                 Select                           25,000,000
                                ----------------------- -----------------------
-------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
LifeTime 2010                   Select                           25,000,000
                                ----------------------- -----------------------
-------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
LifeTime 2020                   Select                           25,000,000
                                ----------------------- -----------------------
-------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
LifeTime 2030                   Select                           25,000,000
                                ----------------------- -----------------------
-------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
LifeTime 2040                   Select                           25,000,000
                                ----------------------- -----------------------
-------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
LifeTime 2050                   Select                           25,000,000
                                ----------------------- -----------------------
-------------------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                Institutional                    20,000,000
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
=============================== ======================= =======================
MidCap Blend                    Select                           25,000,000
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
MidCap Growth                   Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
MidCap S&P 400 Index            Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
MidCap Value                    Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
Money Market                    Select                          100,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                       100,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                 100,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred              100,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                     100,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                   100,000,000
=============================== ======================= =======================
Pacific Basin                   Select                           25,000,000
                                ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
Partners LargeCap Blend         Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
Partners LargeCap Growth I      Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
Partners LargeCap Growth II     Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
Partners LargeCap Value         Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
Partners MidCap Blend           Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
------------------------------- ----------------------- -----------------------
                                ----------------------- -----------------------
Partners MidCap Growth          Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
Partners SmallCap Blend         Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ----------------------- -----------------------
                                ----------------------- -----------------------
Partners SmallCap Growth I      Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
                                ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
Partners SmallCap Growth II     Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================
Partners SmallCap Value         Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
Real Estate                     Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
SmallCap Blend                  Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
SmallCap Growth                 Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
SmallCap S&P 600 Index          Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
SmallCap Value                  Select                           25,000,000
------------------------------- ----------------------- -----------------------
------------------------------- ----------------------- -----------------------
                                Preferred                        25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Institutional                    20,000,000
=============================== ======================= =======================
Technology                      Institutional                    20,000,000
------------------------------- ----------------------- -----------------------
                                ----------------------- -----------------------
                                Select                           20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Preferred                        20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Select                  20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                Advisors Preferred               20,000,000
                                ----------------------- -----------------------
                                ----------------------- -----------------------
                                          J                      25,000,000
=============================== ======================= =======================

     SECOND: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

     THIRD: On the 11th day of December, 2000, a resolution was unanimously approved by the Board of Directors authorizing amendment to the Articles of Incorporation of this Corporation. The purpose of said Amendment is to change
Article V Section 7(b) to read as follows:

             "(b) The term "Minimum Amount" when used herein shall mean that amount fixed by the Board of Directors from time to time, provided that Minimum Amount may not in any event exceed:

1. Two Million Five Hundred Thousand Dollars ($2,500,000) for assets in the Advisors Select Share Class, Advisors Preferred Share Class, Select Share Class or Preferred Share Class;
2.   Three Hundred Dollars ($300) for assets in the Class J Share Class; and
3. Five Thousand Dollars ($5,000) for assets in the Institutional Share Class and the Class D Shares."

     FOURTH: On the 11th day of December, 2000, a resolution was unanimously approved by the Board of Directors authorizing amendment to the Articles of Incorporation of this Corporation. The purpose of said Amendment is to add
Article V Section 1(c)(6) to read as follows:

             "(6) Subject to applicable Federal and state law, the Board may without the vote or consent of stockholders merge the assets of any of the LifeTime 2010 Fund, LifeTime 2020 Fund, LifeTime 2030 Fund, LifeTime 2040 Fund, LifeTime 2050 Fund or LifeTime Income Fund series of the Corporation into another such series of the Corporation."

     FIFTH: No stock entitled to be voted on the proposed Amendments was outstanding or subscribed for at the time the Board of Directors adopted the resolutions.

     SIXTH: The Board of Directors believes the resolutions are in the best interests of the Corporation.

     SEVENTH: The Articles of Supplementary shall become effective on the 13th day of December, 2000.

     IN WITNESS WHEREOF, the undersigned officers of Principal Investors Fund, Inc., have executed the foregoing Articles Supplementary and hereby acknowledge the same to be their voluntary act and deed.

Dated the 11th day of December, 2000.

                                             /s/ A. S. Filean
                                          _______________________
                                           Arthur S. Filean

                                             /s/ Ralph C. Eucher
                                          _______________________
                                           Ralph C. Eucher



     IN WITNESS WHEREOF, Principal Investors Fund, Inc. has caused these presents to be signed in its name and on its behalf by its President as attested by its Secretary on December 11, 2000.


                                 Principal Investors Fund, Inc.


                                 By    /s/ Ralph C. Eucher
                                     ----------------------------
                                     Ralph C. Eucher, President


Attest

/s/ A. S. Filean
_________________________________
Arthur S. Filean, Secretary


     The UNDERSIGNED, President of Principal Investors Fund, Inc., who executed on behalf of said corporation the foregoing Articles Supplementary, of which this certificate is made a part, hereby acknowledges, in the name on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.


                                   /s/ Ralph C. Eucher
                                __________________________________________
                                  Ralph C. Eucher
                                  President, Principal Investors Fund, Inc.